INTEGRATED ELECTRICAL SERVICES, INC.

2006 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT is made and entered into as of                          ("Grant Date") by and between Integrated Electrical Services, Inc. a Delaware corporation ("Company"), and                      ("Grantee") pursuant to the terms and conditions of the Integrated Electrical Services, Inc. 2006 Equity Incentive Plan ("Plan").

SECTION 1.              GRANT OF RESTRICTED STOCK AWARD.

(a)     Restricted Stock Award.  The Company hereby grants the Grantee                  Shares ("Granted Shares"), subject to restrictions and other terms and conditions set forth in this Agreement.

(b)      No Purchase Price.  In lieu of a purchase price, this award is made in consideration of Service previously rendered or to be rendered by the Grantee to the Company or its Subsidiaries. The Purchase Price of this award is $0.

(c)      Plan and Defined Terms.  This award is granted under and subject to the terms of the Plan, which is incorporated herein by reference. If there is any inconsistency between the terms of the Plan and the terms of this Agreement, the Plans terms shall supersede and replace the conflicting terms of this Agreement. Capitalized terms that are defined in the Plan are incorporated herein by reference and other capitalized terms are defined in Section 8 of this Agreement.

SECTION 2.                 ISSUANCE OF GRANTED SHARES.

(a)       Stock Certificates.   The Company shall cause to be issued a certificate or certificates for the Granted Shares representing this award, registered in the name of the Grantee. Alternatively, the Company may cause a book entry to be made with the Companys transfer agent evidencing the Granted Shares registered in the name of the Grantee.

(b)       Stockholder Rights.  The Grantee (or any successor in interest) shall have all the rights of a stockholder (including, without limitation, voting, dividend and liquidation rights) with respect to the Granted Shares, subject, however, to the restrictions of this Agreement.

(c)       Form of Issuance and Escrow.   For so long as Granted Shares are not vested, the Company shall cause such certificate or certificates to be deposited in escrow if certificates are issued. If evidenced by book entry at the transfer agent the entry shall denote the shares are restricted as to transfer. The Grantee shall deliver to the Company a duly-executed blank Stock Power (in the form attached hereto as Exhibit A). All regular cash dividends paid on Granted Shares shall be held in escrow, without interest, until the applicable vesting date, upon which the dividends attributable to Granted Shares that have vested shall be paid directly to the Grantee. Upon the vesting of any Granted Shares, such Vested Shares together with any dividends held in escrow related thereto hereunder, shall be distributed to the Grantee as soon as practicable.

(d)       Withholding Requirements.  To the extent this award results in compensation income to you upon grant, vesting or any election by you under Section 83(b) of the Code, you must deliver to the Company at that time such amount of money as the Company may require to meet its tax withholding obligation under applicable laws or make such other arrangements to satisfy such withholding obligation as the Company, in its sole discretion, may approve. The Company, in its discretion, may withhold Shares (valued at their fair market value on the date of the withholding of such Shares) authorized to be issued to you to satisfy its withholding obligations.

SECTION 3.             VESTING.

Subject to the further provisions of this Agreement, the Granted Shares shall vest according to the following schedule:

                     Vesting Date              Granted Shares Vested

                        -----                                      -------

SECTION 4.           TERMINATION OF SERVICE.

(a)       If you cease to be an employee of the Company prior to the vesting of the Shares granted hereby as a result of your death or disability under the Companys long term disability plan ("Disability") the Granted Shares will become 100% vested upon such Termination.

(b)       If prior to the vesting of the Granted Shares you cease to be an employee of the Company for any reason other than as provided in paragraph (a) above or your Employer ceases to be an Affiliate of the Company all unvested Shares shall be forfeited automatically upon such Termination.

Employment with the Company, for purposes of this Agreement, shall include being an employee, consultant or director of the Company or any subsidiary of the Company.

SECTION 5.             CHANGE IN CONTROL.

Notwithstanding anything herein to the contrary, upon the occurrence of a Change in Control, all Granted Shares held by the Grantee shall no longer be subject to the vesting schedule set forth in Section 3 of this Agreement, and shall vest immediately upon the consummation of the Change in Control.

SECTION 6.             ADJUSTMENT OF SHARES.

In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Shares, a combination or consolidation of the outstanding Shares into a less number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the terms of this award (including, without limitation, the number and kind of Shares subject to this award) shall be adjusted as set forth in Section 10 of the Plan. In the event that the Company is a party to a merger or consolidation, this award shall be subject to the agreement of merger or consolidation, as provided in Section 10 of the Plan.

SECTION 7. MISCELLANEOUS PROVISIONS.

(a)     No Retention Rights.  Nothing in this award or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

(b)     Limitation Transfer.   All rights under this Agreement shall belong to you and may not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and shall not be subject to execution, attachment, or similar process.

(c)      Notification.   Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

(d)       Entire Agreement.  This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e)      Waiver.    No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f)      Assignment.   The Company may assign its rights under this Agreement to any person or entity selected by the Committee.

(g)     Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Grantee, the Grantees assigns and the legal representatives, heirs and legatees of the Grantees estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

(h)     Choice of Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 8.                 DEFINITIONS.

(a) "Agreement" shall mean this Restricted Stock Award Agreement.

(b) "Grant Date" shall have the meaning ascribed to such term in the introduction of this Agreement.

(c) "Granted Shares" shall have the meaning ascribed to such term in Section l(a) of this Agreement.

(d) "Grantee" shall mean the person named herein.

(e) "Purchase Price" shall mean the price, if any, paid by the Grantee for the Granted Shares.

(f) "Service" shall mean service as an Employee, Director or Consultant. For any purpose under this Agreement, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if such leave was approved by the Company or Subsidiary in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Committee).

(g) "Vested Shares" shall mean a Granted Share that is vested.

By signing below, the Grantee accepts this award, and acknowledges and agrees that this award is granted under and governed by the terms and conditions of the Integrated Electrical Services, Inc. 2006 Equity Incentive Plan and this Restricted Stock Award Agreement.

              Grantee:                                                                           Integrated Electrical Services, Inc.

                                                                                                          By:  ____________________________

                                                                                                         Title: ____________________________

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers) unto Integrated Electrical Services, Inc. (the "Company"), ___________ shares of the common stock, par value $0.01 per share, of the Company standing in his name on the books of the Company represented by Certificate No. ___________ herewith or alternatively standing in his/her/its name in book entry at the Companys transfer agent and do(es) hereby irrevocably constitute and appoint ____________________________his attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated:

Signature:

Print Name:

Mailing Address:

Instructions: Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise its right to reacquire the Shares without requiring additional signatures on your part.